Form 10-K, Exhibit 13
period 1998-12-31
MONEY STORE ASSET BACKED CERTIFICATES SERIES 1998-B
filed 1999-04-01
CIK 1070935

EXHIBIT 13

                             SERVICER'S CERTIFICATE


In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of July 31, 1998, The Money Store, Inc. reports the following information pertaining to Series 1998-B, for the calendar year 1998


         Per Section 6.10

(IX)     Amount of Interest Received:
         Pool I                                                   20,370,039.48
         Pool II                                                  19,087,439.75
         Pool III                                                 10,026,459.78


(XIII) Class "AF-1" Remittance Amount
         (A) Current Interest Requirement                         1,933,922.08
         (B) Principal Distribution Amount                        40,052,711.43
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-1" REMITTANCE AMOUNT                     41,986,633.51

         Class "AF-2" Remittance Amount:
         (A) Current Interest Requirement                         1,656,145.85
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-2" REMITTANCE AMOUNT                     1,656,145.85

         Class "AF-3" Remittance Amount:
         (A) Current Interest Requirement                         3,322,000.00
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-3" REMITTANCE AMOUNT                     3,322,000.00
         Class "AF-4" Remittance Amount:
         (A) Current Interest Requirement                         1,273,958.35
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-4" REMITTANCE AMOUNT                     1,273,958.35

         Class "AF-5" Remittance Amount:
         (A) Current Interest Requirement                         907,812.50
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-5" REMITTANCE AMOUNT                     907,812.50

         Class "AF-6" Remittance Amount:
         (A) Current Interest Requirement                         1,263,000.00
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-6" REMITTANCE AMOUNT                     1,263,000.00

         Class "AF-7" Remittance Amount:
         (A) Current Interest Requirement                         1,467,682.70
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-7" REMITTANCE AMOUNT                     1,467,682.70

         Class "AF-8" Remittance Amount:
         (A) Current Interest Requirement                         738,291.65
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-8" REMITTANCE AMOUNT                     738,291.65

         Class "AF-9" Remittance Amount:
         (A) Current Interest Requirement                         615,788.40
         (B) Principal Distribution Amount                        0.00
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS "AF-9" REMITTANCE AMOUNT                     615,788.40

         Pool I Remittance Amount:
         (A) Current Interest Requirement                         13,178,601.51
         (B) Principal Distribution Amount                        40,052,711.43
         (C) Principal Not Distributed                            0.00
         TOTAL POOL I REMITTANCE AMOUNT                           53,231,312.94

         Class "AV" Remittance Amount:
         (A) Current Interest Requirement                         12,141,656.80
         (B) Principal Distribution Amount                        54,834,321.71
         (C) Carry Forward Amount                                 0.00
         (D) Monthly Advance for Bankruptcy                       0.00
         TOTAL CLASS AV REMITTANCE AMOUNT                         66,975,978.51


         Class "AH-1" Remittance Amount:
         (A) Current Interest Requirement                         1,794,650.75
         (B) Principal Distribution Amount                        21,148,690.78
         TOTAL CLASS "AH-1" REMITTANCE AMOUNT                     22,943,341.53

         Class "AH-2" Remittance Amount:
         (A) Current Interest Requirement                         352,150.00
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "AH-2" REMITTANCE AMOUNT                     352,150.00

         Class "AH-3" Remittance Amount:
         (A) Current Interest Requirement                         641,346.10
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "AH-3" REMITTANCE AMOUNT                     641,346.10

         Class "AH-4" Remittance Amount:
         (A) Current Interest Requirement                         291,897.40
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "AH-4" REMITTANCE AMOUNT                     291,897.40


         Class "AH-5" Remittance Amount:
         (A) Current Interest Requirement                         249,573.95
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "AH-5" REMITTANCE AMOUNT                     249,573.95

         Class "AH-6" Remittance Amount:
         (A) Current Interest Requirement                         354,846.25
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "AH-6" REMITTANCE AMOUNT                     354,846.25

         Class "MH-1" Remittance Amount:
         (A) Current Interest Requirement                         437,222.50
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "MH-1" REMITTANCE AMOUNT                     437,222.50

         Class "MH-2" Remittance Amount:
         (A) Current Interest Requirement                         439,926.25
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "MH-2" REMITTANCE AMOUNT                     439,926.25

         Class "BH" Remittance Amount:
         (A) Current Interest Requirement                         539,360.10
         (B) Principal Distribution Amount                        0.00
         TOTAL CLASS "BH" REMITTANCE AMOUNT                       539,360.10

         POOL III Remittance Amount:
         (A) Current Interest Requirement                         5,100,973.26
         (B) Principal Distribution Amount                        21,148,690.78
         TOTAL POOL III REMITTANCE AMOUNT                         26,249,664.04


(XIX)    (A)  Servicing Fee for the Related Due Period
         POOL I                                                   467,846.60
         POOL II                                                  477,202.10
         POOL III                                                 193,159.68
         (B) Contingency fee for the related due period
         POOL I                                                   467,846.60
         POOL II                                                  477,202.10
         POOL III                                                 193,159.68
         (C) Amount to be deposited to the expense account - TRUSTEE
         POOL I                                                   27,045.31
         POOL II                                                  26,879.17
         POOL III                                                 15,883.59
         (D) Amount to be deposited to the insurance account - MBIA
         POOL I                                                   217,423.00
         POOL II                                                  237,169.00
         POOL III                                                 0.00
         (E) Trust Administrator Fee
         POOL I                                                   10,752.01
         POOL II                                                  10,614.53
         POOL III                                                 6,847.24
         (F) FHA Custodian Fee                                    156.27

         Per Section 6.10   1998-B               AUGUST           SEPTEMBER         OCTOBER           NOVEMBER        DECEMBER

(IX)     Amount of Interest Received:
         Pool I                                  3,469,507.76      3,598,114.71      4,526,602.54    4,381,913.63      4,393,900.84
         Pool II                                 3,298,773.03      3,571,938.73      4,220,880.21    3,933,901.67      4,061,946.11
         Pool III                                2,061,854.53      2,033,995.49      2,054,568.56    1,940,549.15      1,935,492.05

(XIII)   Class "AF-1" Remittance Amount
         (A) Current Interest Requirement          461,266.67        428,585.05        388,015.34      348,776.77        307,278.25
         (B) Principal Distribution Amount       6,234,966.88      7,739,849.51      7,485,894.33    7,917,047.59     10,674,953.12
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-1" REMITTANCE AMOUNT    6,696,233.55      8,168,434.56      7,873,909.67    8,265,824.36     10,982,231.37

         Class "AF-2" Remittance Amount:
         (A) Current Interest Requirement          331,229.17        331,229.17        331,229.17      331,229.17        331,229.17
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-2" REMITTANCE AMOUNT      331,229.17        331,229.17        331,229.17      331,229.17        331,229.17

         Class "AF-3" Remittance Amount:
         (A) Current Interest Requirement          664,400.00        664,400.00        664,400.00      664,400.00        664,400.00
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-3" REMITTANCE AMOUNT      664,400.00        664,400.00        664,400.00      664,400.00        664,400.00

         Class "AF-4" Remittance Amount:
              (A) Current Interest Requirement     254,791.67        254,791.67        254,791.67      254,791.67        254,791.67
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-4" REMITTANCE AMOUNT      254,791.67        254,791.67        254,791.67      254,791.67        254,791.67

         Class "AF-5" Remittance Amount:
         (A) Current Interest Requirement          181,562.50        181,562.50        181,562.50      181,562.50        181,562.50
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-5" REMITTANCE AMOUNT      181,562.50        181,562.50        181,562.50      181,562.50        181,562.50

         Class "AF-6" Remittance Amount:
         (A) Current Interest Requirement          252,600.00        252,600.00        252,600.00      252,600.00        252,600.00
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-6" REMITTANCE AMOUNT      252,600.00        252,600.00        252,600.00      252,600.00        252,600.00

         Class "AF-7" Remittance Amount:
         (A) Current Interest Requirement          293,536.54        293,536.54        293,536.54      293,536.54        293,536.54
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-7" REMITTANCE AMOUNT      293,536.54        293,536.54        293,536.54      293,536.54        293,536.54

         Class "AF-8" Remittance Amount:
         (A) Current Interest Requirement          147,658.33        147,658.33        147,658.33      147,658.33        147,658.33
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-8" REMITTANCE AMOUNT      147,658.33        147,658.33        147,658.33      147,658.33        147,658.33

         Class "AF-9" Remittance Amount:
         (A) Current Interest Requirement          123,157.68        123,157.68        123,157.68      123,157.68        123,157.68
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AF-9" REMITTANCE AMOUNT      123,157.68        123,157.68        123,157.68      123,157.68        123,157.68
         Pool I Remittance Amount:
         (A) Current Interest Requirement        2,710,202.55      2,677,520.94      2,636,951.22    2,597,712.66      2,556,214.14
         (B) Principal Distribution Amount       6,234,966.88      7,739,849.51      7,485,894.33    7,917,047.59     10,674,953.12
         (C) Principal Not Distributed                   0.00              0.00              0.00            0.00              0.00
         TOTAL POOL I REMITTANCE AMOUNT          8,945,169.43     10,417,370.45     10,122,845.55   10,514,760.25     13,231,167.26

         Class "AV" Remittance Amount:
         (A) Current Interest Requirement        2,618,287.35      2,477,397.52      2,508,664.83    2,167,026.74      2,370,280.36
         (B) Principal Distribution Amount       6,443,736.90     10,209,956.43     12,112,656.13   11,471,096.95     14,596,875.30
         (C) Carry Forward Amount                        0.00              0.00              0.00            0.00              0.00
         (D) Monthly Advance for Bankruptcy              0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS AV REMITTANCE AMOUNT        9,062,024.25     12,687,353.95     14,621,320.96   13,638,123.69     16,967,155.66

         Class "AH-1" Remittance Amount:
         (A) Current Interest Requirement          400,582.31        381,514.26        359,286.05      337,050.10        316,218.03
         (B) Principal Distribution Amount       3,723,621.35      4,340,741.74      4,342,252.79    4,068,101.13      4,673,973.77
         TOTAL CLASS "AH-1" REMITTANCE AMOUNT    4,124,203.66      4,722,256.00      4,701,538.84    4,405,151.23      4,990,191.80

         Class "AH-2" Remittance Amount:
         (A) Current Interest Requirement           70,430.00         70,430.00         70,430.00       70,430.00         70,430.00
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AH-2" REMITTANCE AMOUNT       70,430.00         70,430.00         70,430.00       70,430.00         70,430.00

         Class "AH-3" Remittance Amount:
         (A) Current Interest Requirement          128,269.22        128,269.22        128,269.22      128,269.22        128,269.22
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AH-3" REMITTANCE AMOUNT      128,269.22        128,269.22        128,269.22      128,269.22        128,269.22

         Class "AH-4" Remittance Amount:
         (A) Current Interest Requirement           58,379.48         58,379.48         58,379.48       58,379.48         58,379.48
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AH-4" REMITTANCE AMOUNT       58,379.48         58,379.48         58,379.48       58,379.48         58,379.48

         Class "AH-5" Remittance Amount:
         (A) Current Interest Requirement           49,914.79         49,914.79         49,914.79       49,914.79         49,914.79
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AH-5" REMITTANCE AMOUNT       49,914.79         49,914.79         49,914.79       49,914.79         49,914.79

         Class "AH-6" Remittance Amount:
         (A) Current Interest Requirement           70,969.25         70,969.25         70,969.25       70,969.25         70,969.25
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "AH-6" REMITTANCE AMOUNT       70,969.25         70,969.25         70,969.25       70,969.25         70,969.25

         Class "MH-1" Remittance Amount:
         (A) Current Interest Requirement           87,444.50         87,444.50         87,444.50       87,444.50         87,444.50
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "MH-1" REMITTANCE AMOUNT       87,444.50         87,444.50         87,444.50       87,444.50         87,444.50

         Class "MH-2" Remittance Amount:
         (A) Current Interest Requirement           87,985.25         87,985.25         87,985.25       87,985.25         87,985.25
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "MH-2" REMITTANCE AMOUNT       87,985.25         87,985.25         87,985.25       87,985.25         87,985.25

         Class "BH" Remittance Amount:
         (A) Current Interest Requirement          107,872.02        107,872.02        107,872.02      107,872.02        107,872.02
         (B) Principal Distribution Amount               0.00              0.00              0.00            0.00              0.00
         TOTAL CLASS "BH" REMITTANCE AMOUNT        107,872.02        107,872.02        107,872.02      107,872.02        107,872.02

         POOL III Remittance Amount:
         (A) Current Interest Requirement        1,061,846.81      1,042,778.77      1,020,550.55      998,314.60        977,482.53
         (B) Principal Distribution Amount       3,723,621.35      4,340,741.74      4,342,252.79    4,068,101.13      4,673,973.77
         TOTAL POOL III REMITTANCE AMOUNT        4,785,468.16      5,383,520.51      5,362,803.34    5,066,415.73      5,651,456.30

(XIX)    (A) Servicing Fee for the Related Due Period
         POOL I                                     79,288.02         82,319.88        103,996.92      100,951.95        101,289.83
         POOL II                                    82,555.99         89,430.37        105,555.52       98,121.41        101,538.81
         POOL III                                   39,726.10         39,189.15         39,560.97       37,372.45         37,311.01
         (B) Contingency fee for the related due period
         POOL I                                     79,288.02         82,319.88        103,996.92      100,951.95        101,289.83
         POOL II                                    82,555.99         89,430.37        105,555.52       98,121.41        101,538.81
         POOL III                                   39,726.10         39,189.15         39,560.97       37,372.45         37,311.01
         (C) Amount to be deposited to the expense account - TRUSTEE
         POOL I                                      5,560.04          5,493.79          5,411.56        5,332.02          5,247.90
         POOL II                                     5,571.55          5,503.08          5,394.60        5,265.91          5,144.03
         POOL III                                    3,312.28          3,250.22          3,177.88        3,105.51          3,037.70
         (D) Amount to be deposited to the insurance account - MBIA
         POOL I                                     44,698.00         44,166.00         43,505.00       42,865.00         42,189.00
         POOL II                                    49,161.00         48,557.00         47,599.00       46,464.00         45,388.00
         POOL III                                        0.00              0.00              0.00            0.00              0.00
         (E) Trust Administrator Fee
         POOL I                                          0.00              0.00          3,619.51        3,589.06          3,543.44
         POOL II                                         0.00              0.00          3,605.99        3,539.38          3,469.16
         POOL III                                        0.00              0.00          2,315.43        2,285.17          2,246.64
         (F) FHA Custodian Fee                          78.80             77.47

By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer