Form 10-K, Exhibit 13
period 2000-12-31
MONEY STORE ASSET BACKED CERTIFICATES SERIES 1998-B
filed 2001-04-17
CIK 1070935

EXHIBIT 13

                             SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of July 31, 1998, The Money Store, Inc. reports the following information pertaining to Series 1998-B, for calendar year 2000.


(IX)          Amount of Interest Received:
              Pool I                                                                        $  52,182,232.18
              Pool II                                                                       $  48,151,326.14
              Pool III                                                                      $  22,075,390.35

(XIII)                CLASS AF-1 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                           $        -
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-1 REMITTANCE AMOUNT                                         $        -

                    CLASS AF-2 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                           $        -
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-2 REMITTANCE AMOUNT                                         $        -


                    CLASS AF-3 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  4,878,081.55
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                    $  88,960,301.70
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-3 REMITTANCE AMOUNT                                   $  93,838,383.25


                    CLASS AF-4 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  3,057,500.04
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-4 REMITTANCE AMOUNT                                    $  3,057,500.04


                    CLASS AF-5 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  2,178,750.00
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-5 REMITTANCE AMOUNT                                    $  2,178,750.00


                    CLASS AF-6 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  3,031,200.00
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-6 REMITTANCE AMOUNT                                    $  3,031,200.00


                    CLASS AF-7 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  3,522,438.48
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-7 REMITTANCE AMOUNT                                    $  3,522,438.48


                    CLASS AF-8 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  1,771,899.96
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-8 REMITTANCE AMOUNT                                    $  1,771,899.96


                    CLASS AF-9 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  1,477,892.16
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AF-9 REMITTANCE AMOUNT                                    $  1,477,892.16


                  POOL I REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                       $16,395,323.71
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      $88,960,301.70
                       (C) PRINCIPAL NOT DISTRIBUTED                                                   $0.00
                       TOTAL POOL I REMITTANCE AMOUNT                                        $105,355,625.41


                    CLASS AV REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                     $  16,263,689.04
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                    $ 129,597,276.57
                       (C) CARRY FORWARD AMOUNT                                                   $        -
                       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         $        -
                       TOTAL CLASS AV REMITTANCE AMOUNT                                     $ 145,860,965.61

                    CLASS AH-1 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                       $    87,492.12
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                     $  9,076,803.97
                       TOTAL CLASS AH-1 REMITTANCE AMOUNT                                    $  9,164,296.09


                    CLASS AH-2 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                       $   379,947.99
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                    $  14,086,000.00
                       TOTAL CLASS AH-2 REMITTANCE AMOUNT                                   $  14,465,947.99


                    CLASS AH-3 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  1,390,960.82
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                    $  14,067,471.47
                       TOTAL CLASS AH-3 REMITTANCE AMOUNT                                   $  15,458,432.29


                    CLASS AH-4  REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                       $   700,553.76
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       TOTAL CLASS AH-4 REMITTANCE AMOUNT                                     $   700,553.76


                    CLASS AH-5  REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                       $   598,977.48
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       TOTAL CLASS AH-5 REMITTANCE AMOUNT                                     $   598,977.48

                    CLASS AH-6  REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                       $   851,631.00
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       TOTAL CLASS AH-6 REMITTANCE AMOUNT                                     $   851,631.00


                    CLASS MH-1 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  1,049,334.00
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       TOTAL CLASS MH-1 REMITTANCE AMOUNT                                    $  1,049,334.00


                    CLASS MH-2 REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  1,055,823.00
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       TOTAL CLASS MH-2 REMITTANCE AMOUNT                                    $  1,055,823.00


                    CLASS BH REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                      $  1,294,464.24
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                          $        -
                       TOTAL CLASS BH REMITTANCE AMOUNT                                      $  1,294,464.24


                   POOL III REMITTANCE AMOUNT:
                       (A) CURRENT INTEREST REQUIREMENT                                        $6,557,553.41
                       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      $37,230,275.44
                       TOTAL POOL III REMITTANCE AMOUNT                                       $43,787,828.85

(XIX)         (A) Servicing Fee for the Related Due Period
              Pool I                                                                          $   814,105.83
              Pool II                                                                         $   663,054.88
              Pool III                                                                        $   278,675.27

              (B) Contingency Fee for the Related Due Period
              Pool I                                                                          $   814,105.83
              Pool II                                                                         $   663,054.88
              Pool III                                                                        $   278,675.27

              (C) Amount to be deposited to the Expense Account - Trustee
              Pool I                                                                          $    40,140.28
              Pool II                                                                         $    31,347.30
              Pool III                                                                        $    22,347.51

              (D) Amount to be deposited to the Insurance Account - MBIA
              Pool I                                                                          $   327,037.84
              Pool II                                                                         $   276,593.61
              Pool III                                                                            $        -


              By: /s/ Robert Muller
                  ------------------
                  Robert Muller
                  Vice President