Form 10-K, Exhibit 13
period 2001-12-31
MONEY STORE ASSET BACKED CERTIFICATES SERIES 1998-B
filed 2002-03-29
CIK 1070935

[FIRST UNION LOGO]  THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-B
                    2001 ANNUAL STATEMENT TO CERTIFICATEHOLDER

===================================================================================================================================
                             ORIGINAL          BEGINNING                                                               ENDING
                            Certificate       Certificate                                          Total            Certificate
   Class       Cusip          Balance           Balance         Interest       Principal        Distribution          Balance
-----------------------------------------------------------------------------------------------------------------------------------
    AF-1        n/a        88,000,000.00          0.00            0.00            0.00              0.00                0.00
Factors per                                                    0.00000000      0.00000000        0.00000000          0.00000000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-2     60935BDS5     65,000,000.00          0.00            0.00            0.00              0.00                0.00
Factors per                                                    0.00000000      0.00000000        0.00000000          0.00000000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-3     60935BDT3    132,000,000.00     34,763,201.30     651,457.53     5,529,233.90      6,180,691.43       29,233,967.40
 Factors per                                                   4.93528432     41.88813561       46.82341992         221.46945000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-4     60935BDU0     50,000,000.00     50,000,000.00    2,575,781.04        0.00          2,575,781.04       50,000,000.00
Factors per                                                   51.51562080      0.00000000       51.51562080        1000.00000000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-5     60935BDV8     35,000,000.00     35,000,000.00    2,178,750.00        0.00          2,178,750.00       35,000,000.00
Factors per                                                   62.25000000      0.00000000       62.25000000        1000.00000000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-6     60935BDW6     48,000,000.00     48,000,000.00    3,031,200.00        0.00          3,031,200.00       48,000,000.00
Factors per                                                   63.15000000      0.00000000       63.15000000        1000.00000000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-7     60935BDX4     52,969,000.00     52,969,000.00    3,522,438.48        0.00          3,522,438.48       52,969,000.00
Factors per                                                   66.49999962      0.00000000       66.49999962        1000.00000000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-8     60935BDY2     29,000,000.00     29,000,000.00    1,751,721.51        0.00          1,751,721.51       29,000,000.00
Factors per                                                   60.40419000      0.00000000       60.40419000        1000.00000000
Thousand
-----------------------------------------------------------------------------------------------------------------------------------
    AF-9     60935BDZ9     23,329,000.00     23,329,000.00    1,477,892.16        0.00          1,477,892.16       23,329,000.00
Factors per                                                   63.35000043      0.00000000       63.35000043        1000.00000000
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
   POOL I                 523,298,000.00     273,061,201.30  15,189,240.72    5,529,233.90     20,718,474.62       267,531,967.40
   Totals                                                     55.62577418     20.24906458       75.87483876         511.24209800
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    A-V      60935BEA3    524,381,000.00     180,616,024.10   7,283,260.69    6,986,055.66     14,269,316.35       173,629,968.44
Factors per                                                   13.88925360     13.32248052       27.21173412         331.11414876
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------
  POOL II                 524,381,000.00     180,616,024.10   7,283,260.69    6,986,055.66     14,269,316.35       173,629,968.44
   Totals                                                     13.88925360     13.32248052       27.21173412         331.11414876
===================================================================================================================================

The Bank of New York                                                                                                  Karon Greene
101 Barclay Street                                                                                             Phone: 212-815-8363
New York, New York  10286                                                                                        Fax: 212-815-5309

[FIRST UNION LOGO]  THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-B
                   2001 ANNUAL STATEMENT TO CERTIFICATEHOLDER

==================================================================================================================================
                           ORIGINAL         BEGINNING                                                                ENDING
                          Certificate      Certificate                                            Total           Certificate
   Class      Cusip         Balance          Balance          Interest        Principal       Distribution          Balance
----------------------------------------------------------------------------------------------------------------------------------
   AH-1     60935BEB1    78,226,000.00         0.00             0.00             0.00             0.00                0.00
Factors per                                                  0.00000000       0.00000000       0.00000000          0.00000000
 Thousand
----------------------------------------------------------------------------------------------------------------------------------
   AH-2     60935BEC9    14,086,000.00         0.00             0.00             0.00             0.00                0.00
 Factors per                                                 0.00000000       0.00000000       0.00000000          0.00000000
  Thousand
----------------------------------------------------------------------------------------------------------------------------------
   AH-3     60935BED7    25,358,000.00    11,290,528.53      157,430.60      2,827,491.75     2,984,922.35        8,463,036.78
 Factors per                                                 6.20832085      111.50294779     117.71126863        333.74228173
 Thousand
----------------------------------------------------------------------------------------------------------------------------------
   AH-4     60935BEE5    11,345,000.00    11,345,000.00      440,420.01          0.00          440,420.01        11,345,000.00
 Factors per                                                 38.82062671      0.00000000       38.82062671       1000.00000000
  Thousand
----------------------------------------------------------------------------------------------------------------------------------
   AH-5     60935BEF2    9,470,000.00      9,470,000.00      598,977.48          0.00          598,977.48         9,470,000.00
 Factors per                                                 63.24999789      0.00000000       63.24999789       1000.00000000
  Thousand
----------------------------------------------------------------------------------------------------------------------------------
   AH-6     60935BEG0    13,002,000.00    13,002,000.00      851,631.00          0.00          851,631.00        13,002,000.00
 Factors per                                                 65.50000000      0.00000000       65.50000000       1000.00000000
  Thousand
----------------------------------------------------------------------------------------------------------------------------------
   MH-1     60935BEH8    15,899,000.00    15,899,000.00     1,024,802.72         0.00         1,024,802.72       15,899,000.00
 Factors per                                                 64.45705516      0.00000000       64.45705516       1000.00000000
 Thousand
----------------------------------------------------------------------------------------------------------------------------------
   MH-2     60935BEJ4    14,955,000.00    14,955,000.00      997,968.95          0.00          997,968.95        14,955,000.00
 Factors per                                                 66.73145771      0.00000000       66.73145771       1000.00000000
  Thousand
----------------------------------------------------------------------------------------------------------------------------------
    BH      60935BEK1    16,396,000.00    16,396,000.00     1,294,464.24         0.00         1,294,464.24       16,396,000.00
 Factors per                                                 78.95000244      0.00000000       78.95000244       1000.00000000
 Thousand
----------------------------------------------------------------------------------------------------------------------------------
 POOL III               198,737,000.00    92,357,528.53     5,365,695.00     2,827,491.75     8,193,186.75       89,530,036.78
  Totals                                                     26.99897352     14.22730418       41.22627769        450.49506021
----------------------------------------------------------------------------------------------------------------------------------
     X         n/a           0.00              0.00         28,481,495.31        0.00         28,481,495.31           0.00

----------------------------------------------------------------------------------------------------------------------------------
     R         n/a           0.00              0.00             0.00             0.00             0.00                0.00

==================================================================================================================================
  TOTALS               1,246,416,000.00   546,034,753.93    56,319,691.72   15,342,781.31     71,662,473.03      530,691,972.62
==================================================================================================================================

WELLS FARGO BANK MINNESOTA, N. A.
Securities Administration Services                                                                      CUSTOMER SERVICE - CTSLINK
7485 New Horizon Way                                                                                       TELEPHONE: 301-815-6600
Frederick, MD 21703                                                                                              FAX: 301-846-8152

[FIRST UNION LOGO]  THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-B
                   2001 ANNUAL STATEMENT TO CERTIFICATEHOLDER

===================================================================================================================================

         SCHEDULE OF REMITTANCE                                                  FEES
         ----------------------                                                  ----
   Pool 1 Aggregate Amount Received                    99,145,065.26             Contingency Fee
   Pool 2 Aggregate Amount Received                    83,174,566.11                                      Pool 1         621,019.76
   Pool 3 Aggregate Amount Received                    35,851,615.43                                      Pool 2         429,956.70
                                                                                                          Pool 3         195,807.47
                                                                                 Expense Account
                                                                                                          Pool 1          30,711.67
                                                                                                          Pool 2          19,747.47
                                                                                                          Pool 3          15,651.35
                                                                                 FHA Premium Fee
                                                                                                          Pool 1         246,897.70
                                                                                                          Pool 2         174,242.37
                                                                                                          Pool 3          58,861.12
                                                                                 Servicer Fee
                                                                                                          Pool 1         621,019.82
                                                                                                          Pool 2         429,956.75
                                                                                                          Pool 3         195,807.52
                                                                                 Trust Administrator Fee
                                                                                                          Pool 1          21,761.52
                                                                                                          Pool 2          14,888.96
                                                                                                          Pool 3          11,663.82


===================================================================================================================================


The Bank of New York                                                                                                   Karon Greene
101 Barclay Street                                                                                              Phone: 212-815-8363
New York, New York  10286                                                                                         Fax: 704-383-6039