Form 10-K, Exhibit 13
period 2002-12-31
MONEY STORE ASSET BACKED CERTIFICATES SERIES 1998-B
filed 2003-03-31
CIK 1070935

The Money Store Asset Backed Certificates Series 1998-B 2002 Annual Statement To Certificateholder

		Original	Beginning				Ending
		Certificate	Certificate			Total	Certificate
Class	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance

AF-1	n/a	88,000,000.00	0.00	0.00	0.00	0.00	0.00
Factors per Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AF-2	60935BDS5	65,000,000.00	0.00	0.00	0.00	0.00	0.00
Factors per Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AF-3	60935BDT3	132,000,000.00	0.00	0.00	0.00	0.00	0.00
Factors per Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AF-4	60935BDU0	50,000,000.00	15,341,482.47	171,407.61	4,685,519.11	4,856,926.72	10,655,963.36
Factors per Thousand				3.42815220	93.71038220	97.13853440	213.11926720
AF-5	60935BDV8	35,000,000.00	35,000,000.00	1,510,642.97	0.00	1,510,642.97	35,000,000.00
Factors per Thousand				43.16122771	0.00000000	43.16122771	1000.00000000
AF-6	60935BDW6	48,000,000.00	48,000,000.00	3,031,200.00	0.00	3,031,200.00	48,000,000.00
Factors per Thousand				63.15000000	0.00000000	63.15000000	1000.00000000
AF-7	60935BDX4	52,969,000.00	52,969,000.00	3,522,438.48	0.00	3,522,438.48	52,969,000.00
Factors per Thousand				66.49999962	0.00000000	66.49999962	1000.00000000
AF-8	60935BDY2	29,000,000.00	26,442,314.36	1,427,793.56	587,302.64	2,015,096.20	25,855,011.72
Factors per Thousand				49.23426069	20.25181517	69.48607586	891.55212828
AF-9	60935BDZ9	23,329,000.00	23,329,000.00	1,477,892.16	0.00	1,477,892.16	23,329,000.00
Factors per Thousand				63.35000043	0.00000000	63.35000043	1000.00000000
Pool I		523,298,000.00	201,081,796.83	11,141,374.78	5,272,821.75	16,414,196.53	195,808,975.08
Totals				55.40717736	26.22227289	81.62945025	374.18254050
A-V	60935BEA3	524,381,000.00	124,099,365.71	2,082,850.97	4,996,768.82	7,079,619.79	119,102,596.89
Factors per Thousand				3.97201838	9.52888991	13.50090829	227.12988627

Pool II		524,381,000.00	124,099,365.71	2,082,850.97	4,996,768.82	7,079,619.79	119,102,596.89
Totals				3.97201838	9.52888991	13.50090829	227.12988627

The Bank of New York	Karon Greene
101 Barclay Street	Phone: 212-815-8363
New York, New York 10286	Fax: 212-815-5309

The Money Store Asset Backed Certificates Series 1998-B 2002 Annual Statement To Certificateholder

		Original	Beginning				Ending
		Certificate	Certificate			Total	Certificate
Class	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance

AH-1	60935BEB1	78,226,000.00	0.00	0.00	0.00	0.00	0.00
Factors per Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AH-2	60935BEC9	14,086,000.00	0.00	0.00	0.00	0.00	0.00
Factors per Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AH-3	60935BED7	25,358,000.00	0.00	0.00	0.00	0.00	0.00
Factors per Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AH-4	60935BEE5	11,345,000.00	1,850,890.45	33,252.16	0.00	33,252.16	1,850,890.45
Factors per Thousand				2.93099691	0.00000000	2.93099691	163.14591891
AH-5	60935BEF2	9,470,000.00	9,470,000.00	314,375.65	0.00	314,375.65	9,470,000.00
Factors per Thousand				33.19700634	0.00000000	33.19700634	1000.00000000
AH-6	60935BEG0	13,002,000.00	13,002,000.00	804,882.46	0.00	804,882.46	13,002,000.00
Factors per Thousand				61.90451161	0.00000000	61.90451161	1000.00000000
MH-1	60935BEH8	15,899,000.00	12,050,642.35	642,429.86	1,255,900.54	1,898,330.40	10,794,741.81
Factors per Thousand				40.40693503	78.99242342	119.39935845	678.95728096
MH-2	60935BEJ4	14,955,000.00	10,026,245.88	649,734.61	346,184.89	995,919.50	9,680,060.99
Factors per Thousand				43.44597860	23.14843798	66.59441658	647.27923704
BH	60935BEK1	16,396,000.00	16,303,187.65	1,167,614.57	599,003.89	1,766,618.46	15,704,183.76
Factors per Thousand				71.21337948	36.53353806	107.74691754	957.80579166
Pool III		198,737,000.00	62,702,966.33	3,612,289.31	2,201,089.32	5,813,378.63	60,501,877.01
Totals				18.17622944	11.07538767	29.25161711	304.43187232
X	n/a	0.00	0.00	12,010,811.10	0.00	12,010,811.10	0.00
R	n/a	0.00	0.00	0.00	0.00	0.00	0.00

Totals		1,246,416,000.00	387,884,128.87	28,847,326.16	12,470,679.89	41,318,006.05	375,413,448.98

Wells Fargo Bank Minnesota, N. A.	Customer Service - CTSLink
Securities Administration Services	Telephone: 301-815-6600
7485 New Horizon Way	Fax: 301-846-8152
Frederick, MD 21703

The Money Store Asset Backed Certificates Series 1998-B 2002 Annual Statement To Certificateholder

Schedule of Remittance		Fees

Pool 1 Aggregate Amount Received	75,051,962.44	Contingency Fee
Pool 2 Aggregate Amount Received	50,754,684.35		Pool 1	463,277.00
Pool 3 Aggregate Amount Received	27,698,037.36		Pool 2	307,141.13
			Pool 3	132,659.55
		Expense Account
			Pool 1	22,278.91
			Pool 2	13,419.69
			Pool 3	10,304.65
		FHA Premium Fee
			Pool 1	179,104.98
			Pool 2	118,409.02
			Pool 3	38,728.12
		Servicer Fee
			Pool 1	463,277.06
			Pool 2	307,141.18
			Pool 3	132,659.61
		Trust Administrator Fee
			Pool 1	15,797.90
			Pool 2	10,148.93
			Pool 3	7,822.45

The Bank of New York	Karon Greene
101 Barclay Street	Phone: 212-815-8363
New York, New York 10286	Fax: 704-383-6039